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Exhibit 10.14.3

Emergency Medical Services Corporation

2007 Long-Term Incentive Plan

Nonqualified Stock Option Agreement

        Nonqualified Stock Option Agreement (the "Agreement") by and between Emergency Medical Services Corporation, a Delaware corporation, (the "Company") and the undersigned employee of the Company or a subsidiary thereof (the "Optionee").

        1.    2007 Long-Term Incentive Plan.    This Agreement is entered into pursuant to the terms of the Emergency Medical Services Corporation 2007 Long-Term Incentive Plan, as it may be amended from time to time (the "Plan"), which is incorporated herein and made a part hereof for all purposes. To the extent that any provision of this Agreement conflicts with the express terms of the Plan, the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

        2.    Definitions.    All capitalized terms used in this Agreement shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement. As used in this Agreement, the following terms have the meanings set forth below:

          "Cause" means the Optionee's (a) commission of an act of fraud, embezzlement, misappropriation or breach of fiduciary duty with respect to the Company or any affiliate of the Company; (b) conviction of, a plea of guilty or nolo contendere to, any felony; or (c) refusal, after explicit written notice, to obey any lawful resolution of or direction by the Optionee's direct supervisor or the Board; provided that, if the Optionee is a party to an employment agreement with the Company or a subsidiary thereof in which "Cause" is defined, then the definition of Cause set forth in such employment agreement shall be substituted for the foregoing.

          "EMS L.P." means Emergency Medical Services L.P.

          "Liquidity Event" means (i) the sale of all, or substantially all, of the Company's consolidated assets, including, without limitation, a sale of all or substantially all of the assets of the Company or any of its subsidiaries whose assets, constitute all or substantially all of the Company's consolidated assets, in any single transaction or series of related transactions or (ii) any merger or consolidation of the Company with or into another entity unless, after giving effect to such merger or consolidation, the holders of the Company's shares (on a fully-diluted basis) immediately prior to the merger or consolidation, own shares or other equity interests (on a fully-diluted basis) of the surviving or resulting corporation or other entity representing a majority of the outstanding voting power to elect directors of the surviving or resulting corporation (or the general partner of a surviving partnership) in the same proportions that they held their shares prior to such merger or consolidation.

          "Onex" means Onex Partners LP.

          "Recap" means a recapitalization of the Company.

        3.    Grant of Option.    In order to encourage the Optionee's contribution to the successful performance of the Company and its subsidiaries, and in consideration of the covenants and promises of the Optionee herein contained, effective as of the date of grant set forth on the signature page of this Agreement (the "Date of Grant"), the Company hereby grants to the Optionee an option (the "Option") to purchase the number of shares of Class A Common Stock, par value $0.01 per share, set forth on the signature page hereof (the "Shares"), on the terms and conditions set forth herein and in the Plan.

        4.    Exercise Price.    The purchase price of each Share (the "Exercise Price") covered by the Option is the Exercise Price set forth on the signature page of this Agreement.

        5.    Vesting and Exercisability.    Unless the Committee, in its sole and absolute discretion, elects to accelerate the vesting and/or exercisability of some or all of the Option, the Option shall vest and become exercisable in the following ways:

          (a)   Time Vesting.    The Option shall become vested and exercisable with respect to twenty-five percent (25%) of the Shares on each of the first four anniversaries of the Date of Grant.

          The Optionee shall not vest and/or become exercisable pursuant to this Section 5(a) if the Optionee has not been continuously employed by the Company or one of its subsidiaries from the Date of Grant through the applicable vesting and/or exercisability date.

          (b)   Notwithstanding the provisions of Sections 5(a):

              (i)  Upon the occurrence of a Liquidity Event, the Option shall become fully vested and exercisable with respect to all of the Shares on the date of such Liquidity Event, and the Option shall terminate and be of no further force and effect to the extent that it is not exercised in connection with, and on the date of, such Liquidity Event. The occurrence of a Recap shall not affect the vesting of the Option under this clause (b)(i) or clause (b)(ii).

             (ii)  Upon the consummation of a Liquidity Event, the portion of the Option that is vested but is not exercised by the Optionee, shall terminate automatically on the consummation of the Liquidity Event, and be of no further force or effect.

        6.    Term of Option.    The Option (whether or not then exercisable in whole or in part) shall terminate automatically on the earliest to occur of:

          (a)   180 days after the date of the Optionee's termination of employment due to death or disability;

          (b)   30 days after the date of the Optionee's termination of employment by the Company without Cause;

          (c)   subject to the provisions of clauses (a) and (b), the date on which the Optionee's employment with the Company is terminated, whether by the Company or the Optionee;

          (d)   the date of the consummation of a Liquidity Event;

          (e)   the liquidation or dissolution of the Company; and

          (f)    the tenth anniversary of the Date of Grant.

          For the avoidance of doubt, the Optionee's employment shall not be deemed to continue during the period specified in clauses (a) or (b) (if and as applicable) for purposes of Section 5 hereof.

        7.    Manner of Exercise of Option.

        (a)   The Optionee may exercise any then exercisable portion of the Option in accordance with the provisions of the Plan.

        (b)   The Company may delay the issuance of Shares covered by the Option as provided in the Plan.

        8.    Beneficiary Designations.    The person designated by the Optionee as his or her beneficiary(ies) on the signature page hereof (each a "Beneficiary") shall receive any benefit otherwise due the Optionee in the event of the death of the Optionee prior to receipt of such benefit. The Optionee shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Secretary of the Company. If any designated Beneficiary survives the Optionee but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Optionee's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Optionee, the payment of any remaining benefits shall be made to the Optionee's estate.

        9.    Limitation of Rights.    Nothing in this Agreement or the Plan shall be construed to:

          (a)   give the Optionee any right to be granted any additional options or to receive any other awards under the Plan, other than in the sole discretion of the Committee;

          (b)   give the Optionee or any other person any interest in any fund or in any specified asset or assets of the Company or any subsidiary;

          (c)   give the Optionee or any other person any rights as a shareholder with respect to any of the Shares (including the right to receive dividends) unless and until the Company has received consideration equal to the Exercise Price for such Shares and the issuance of such Shares is recorded on the stock register of the Company; or

          (d)   confer upon the Optionee the right to continue in the employment or service of the Company or any of its subsidiaries, or affect the right of the Company or any of its subsidiaries to terminate the employment or service of the Optionee at any time or for any reason.

        10.    Non-Transferability.    The Option is not transferable, in whole or in part, except as provided in the Plan. The right of the Optionee to exercise the Option (as and when exercisable) shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him (or his legal representative in the event that he is disabled). Any other transfer shall be null and void and without effect, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

        11.    Successors and Assigns.    This Agreement shall bind and inure to the benefit of and be enforceable by the Optionee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Optionee may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

        12.    Securities Laws.    (a) The Company will not be required to deliver any Shares pursuant to this Agreement if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations (the "Securities Act"). If the disposition of the Shares to be issued upon exercise of the Option are not covered by a current registration statement under the Securities Act when the Option is exercised, the Company may require that the Optionee, prior to the issuance of any such Shares, deliver to the Company a written statement, in form and content acceptable to the Company, in its sole discretion, stating (i) that the Optionee is purchasing the Shares for investment and not with a view to the sale or distribution thereof, and (ii) that the Optionee will not sell any Shares of the Company that the Optionee may then own or thereafter acquire except pursuant to a registered offering or a valid exemption from registration. The Company shall place the following restrictive legend upon any stock certificate issued by reason of such an exercise:

      THIS STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL OTHER APPLICABLE SECURITIES LAWS.

        (b)   The Company shall be under no obligation to qualify the Shares for sale under any securities laws or to cause a registration statement or a post-effective amendment to any registration to be prepared for the purposes of covering the issue or sale of Shares.

        13.    Adjustments upon Changes in Capitalization and Other Events.    (a) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination, or exchange of shares or other change in corporate structure affecting any class of common stock of the Company, the Committee shall make such adjustments in the Exercise Price of the Option, and the class and number of shares subject to the Option, as may be determined to be appropriate by the Committee, and any such adjustment may, in the sole discretion of the Committee, take the form of an Option covering more than one class of Common Stock. Such adjustment shall be conclusive and binding for all purposes.

        (b)   In connection with a Liquidity Event, and without limiting the provisions of clause Section 5(b)(ii) and 6(d), the Company may, in the sole discretion of the Board, deliver to the Optionee, to the extent that the right to purchase Shares under the Option has vested and is exercisable, the same kind of consideration (net of the Exercise Price for such Shares) that is delivered to the shareholders of the Company as a result of such Liquidity Event, or the Board may, in its sole discretion, cancel the Option, to the extent not theretofor exercised, in exchange for cash consideration in an amount equal to the value of those securities or other consideration the Optionee would have received had the Option been exercised (to the extent it has vested and is exercisable and has not been exercised), less the Exercise Price therefor. Upon the Optionee's receipt of such consideration, the Option shall immediately terminate and be of no further force or effect, whether vested or not. The value of the securities or other consideration the Optionee would have received if the Option had been exercised and the value of any consideration exchanged for an Option shall be determined in good faith by the Board. Without limiting the foregoing, payment of any consideration pursuant to this Section 13(b) may be made in cash to the Optionee if the Optionee is not an accredited investor within the meaning of Regulation D under the Securities Act of 1933.

        (c)   Upon the dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at such time in the employ the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise any portion of the Option that has vested and is exercisable.

        14.    Withholding Taxes.    The Optionee hereby agrees that any Shares that are transferred to the Optionee (or Beneficiary) pursuant to the exercise of the Option may be subject to the payment of or reduced by any amount or amounts that the Company is required to withhold under the then applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), or its successors, or any other federal, state or local tax withholding requirement (the "Withholding Amount"). When the Company is required to withhold the Withholding Amount under the applicable provisions of law, the Optionee hereby agrees to satisfy such requirement either by (a) paying to the Company, in cash or by certified or cashier's check, an amount equal to the Withholding Amount, and/or (b) authorizing the Company to withhold the Withholding Amount from any cash or other compensation otherwise payable to the Optionee, provided that, to the extent that the Optionee does not remit the entire Withholding Amount by one or a combination of such methods, the Company may at its election withhold from the Shares otherwise to be delivered to the Optionee that number of Shares having a fair market value, as determined by the Company, equal to the remaining Withholding Amount.

        15.    Governing Law.    This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

[Signature page follows]

        This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

EMERGENCY MEDICAL SERVICES CORPORATION		OPTIONEE
By:
	Name:	(signature)
	Title:	(print name)

Address:
Facsimile No.
Social Security No.

OPTION GRANTED

The Option granted hereby is as follows:

Name of Optionee:

Date of Grant:

Number of Shares of Class A Stock:

Exercise Price:

BENEFICIARY DESIGNATION

I HEREBY DESIGNATE THE FOLLOWING PERSON(S) AS MY BENEFICIARY(IES) IN ACCORDANCE WITH SECTION 8 OF THE FOREGOING AGREEMENT:

(Print name(s), address(es) and Social Security No.(s)

(Optionee's signature)

[Signature page to Nonqualified Stock Option Agreement]

 NONQUALIFIED STOCK OPTION
EXERCISE FORM

EMERGENCY MEDICAL SERVICES CORPORATION
6200 S. Syracuse Way
Suite 200
Greenwood Village, CO 80111

The undersigned holder of an Option to purchase                          shares of Class A Common Stock granted by EMERGENCY MEDICAL SERVICES CORPORATION pursuant to a Nonqualified Stock Option Agreement, dated                                     , 2007, hereby irrevocably exercises the right to acquire and subscribe for those securities identified below issuable on the exercise of all or part of such Option, as applicable, on the terms specified in the said Option Agreement, the Plan and all instruments supplemental thereto:

Number of Shares of Class A Common Stock to be acquired:
Exercise Price per Share:
Aggregate Exercise Price payable:

and hereby tenders a certified check or cash for such aggregate Exercise Price, and directs such securities to be registered in the holder's name and recorded on the stock register of Emergency Medical Services Corporation as set out below.

The holder of this Option hereby acknowledges and agrees that: (i) before the securities referred to above will be issued or any payment with respect to this Option will be made, the holder of this Option must pay, or make arrangements satisfactory to the Company with respect to the payment of, any amount necessary to comply with any U.S. federal, state or local tax withholding requirements that apply as a result of the exercise hereof (or payment made with respect to this Option).

Dated this              day of                          ,

(Signature of Holder)
(Print Full Name)
(Address)

INSTRUCTIONS:

1.
The holder may exercise his right to receive securities pursuant to the Option by completing this form and surrendering this form, together with the Exercise Price, to the Secretary of Emergency Medical Services Corporation, at its principal office listed above, along with any documents requested by the Company with respect to payment of any amount necessary to comply with any U.S. federal, state or local or foreign tax withholding requirements.

2.
Evidence of recordation of the Shares represented by this Option on the Emergency Medical Services Corporation stock register will be delivered or mailed as soon as practicable after the exercise of the Option.

3.
If this exercise form is signed by a trustee, executor, administrator, curator, guardian, attorney or any other person acting in a fiduciary or representative capacity, or by the Optionee's Beneficiary the form must be accompanied by evidence of such person's identity and authority to sign satisfactory to Emergency Medical Services Corporation, in its sole discretion.

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  Exhibit 10.14.3
Emergency Medical Services Corporation 2007 Long-Term Incentive Plan Nonqualified Stock Option Agreement
OPTION GRANTED
BENEFICIARY DESIGNATION
NONQUALIFIED STOCK OPTION EXERCISE FORM